UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2024, SHF Holdings, Inc. (the “Company”) was notified by the staff (the “Staff”) of The Nasdaq Stock Market LLC’s Listing Qualifications Department (“Nasdaq”) that for a period of 30 consecutive business days the Company did not maintain a minimum closing bid price of $1.00 per share for its common stock, as required by Nasdaq Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). On October 4, 2024, in its Current Report on Form 8-K filed with the SEC, the Company was advised that the Staff determined the Company was eligible for an additional 180 calendar day period, or until March 31, 2025, to regain compliance with Nasdaq’s Minimum Bid Price Requirement.

On April 1, 2025, the Company received a letter from the Staff, indicating that the Company had not regained compliance with the Minimum Bid Price Requirement by March 31, 2025, and unless the Company requests a hearing and appeals the determination by April 8, 2025, the Company’s class A common stock (NASDAQ: SHFS) and warrants (NASDAQ: SHFSW) would be delisted from The Nasdaq Capital Market and that trading of the Company’s securities will be suspended, effective at opening of business on April 10, 2025. Further, the Company was notified that on April 10, 2025, a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

On April 7, 2025, the Company received a letter from Nasdaq indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5550(b)(1) because the Company’s shareholders’ equity for the year ended December 31, 2024, as reported in the Company’s Current Report on Form 8-K on April 1, 2025, was below the minimum shareholders’ equity requirement of $2,500,000 (the “Shareholders’ Equity Requirement”).

The Notice had no immediate effect on the Company’s continued listing on Nasdaq, subject to the Company’s compliance with the other continued listing requirements. In accordance with Nasdaq rules, the Company has been provided 45 calendar days, to submit a plan to regain compliance with the Shareholders’ Equity Requirement (the “Compliance Plan”). If the Compliance Plan is accepted, Nasdaq may grant up to 180 calendar days from the date of the Notice for the Company to regain compliance with the Shareholders’ Equity Requirement.

The Company intends to timely submit a Compliance Plan to Nasdaq to regain compliance with the Shareholders’ Equity Requirement. There can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to regain compliance with Listing Rule 5550(b)(1) or maintain compliance with any other Nasdaq requirement in the future.

Item 7.01. Regulation FD Disclosure.

On April 7, 2025, the Company was notified by the staff (the “Staff”) of The Nasdaq Stock Market LLC’s Listing Qualifications Department that the Staff has determined that for 10 consecutive business days, from March 24, 2025 to April 4, 2025, the minimum closing bid price for the Company’s Class A common stock was at least $1.00 per share or greater.

Accordingly, the Staff has determined that the Company has regained compliance with Minimum Bid Price Requirement, and, as such, the Staff has indicated that the matter of the Company’s compliance with Minimum Bid Price Requirement is now closed.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements’’ within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our current beliefs, goals and expectations about matters such as our expected financial performance and condition, operating results, our business strategy, and our financial planning. The forward-looking statements in this Current Report on Form 8-K reflect the current expectations of management concerning future results and future events and include, but are not limited to, statements and impact to the Company related to trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to the Company’s services, growth prospects, market size, projected financial and operational performance, including relative to its competitors, the Company’s ability to competitive products in the future or maintain current products, the impact of recent volatility in the capital markets, which may adversely affect the price of the Company’s securities, the outcome of any legal proceedings that may be instituted against the Company, as well as other statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future; and the other risk factors discussed in the Company’s filings from time to time with the U.S. Securities and Exchange Commission. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of the Company), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: April 7, 2025	By:	/s/ Donnie Emmi
Donnie Emmi
Chief Legal Officer